                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated December 16, 1996, on our audits of the financial statements of Vital Images, Inc.




                                  /s/  Coopers & Lybrand L.L.P.
                                  COOPERS & LYBRAND L.L.P.


Minneapolis, Minnesota
October 31, 1997